UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 10, 2005 (May 10, 2005)



                             STRATAGENE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                 000-50786                 33-0683641
 (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)


   11011 North Torrey Pines Road, La Jolla, California         92037
        (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (858) 535-5400

 ______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is filed by Stratagene Corporation, a Delaware corporation (the "Company"), in connection with the matters described herein.


Item 2.02. Results of Operations and Financial Condition.

     On May 10, 2005, the Company issued a press release regarding its financial results for the first fiscal quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits.


   Exhibit
   Number        Description of Exhibit
-------------    ---------------------------------------------------------------
    99.1         Press Release issued by Stratagene Corporation on May 10, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 10, 2005                     STRATAGENE CORPORATION




                                           By: /s/ REGINALD P. JONES
                                               ---------------------------------
                                               Name:  Reginald P. Jones
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX



 Exhibit
 Number                              Description of Exhibit
 -------                             ----------------------

   99.1        Press Release issued by Stratagene Corporation on May 10, 2005.